Exhibit 32.1

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the amended Quarterly Report on Form 10-Q/A of Birner Dental Management Services, Inc., a Colorado corporation (the “Company”), for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, who are the Chief Executive Officer and the Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2007
/s/ Frederic W.J. Birner
Name: Frederic W.J. Birner
Title: Chief Executive Officer

/s/ Dennis N. Genty
Name: Dennis N. Genty Title: Chief Financial Officer